                                                                   EXHIBIT 10.06

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                           CEDAR-FRANKLIN VILLAGE LLC

         This Limited Liability Company Agreement (together with the schedules attached hereto, this "Agreement") of CEDAR-FRANKLIN VILLAGE LLC (the "Company"), is entered into by Cedar-Franklin Village 2 LLC, as the sole equity member (the "Member"), and Suzanne M. Hay ("Springing Member 1") and Jan Koeman ("Springing Member 2"), as the Springing Members (as defined on Schedule A hereto). Capitalized terms used and not otherwise defined herein have the meanings set forth on Schedule A hereto.

         The Member, by execution of this Agreement, hereby forms the Company as a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. ss. 18-101 et seq.), as amended from time to time (the "Act"), and this Agreement, and the Member and Springing Member 1 and Springing Member 2 hereby agree as follows:

Section 1.        Name.

         The name of the limited liability company formed hereby is Cedar-Franklin Village LLC.

Section 2.        Principal Business Office.

         The principal business office of the Company shall be located at c/o Cedar Shopping Centers Partnership, L.P., 44 South Bayles Avenue, Port Washington, NY 11050 or such other location as may hereafter be determined by the Member.

Section 3.        Registered Office.

         The address of the registered office of the Company in the State of Delaware is c/o Corporation Service Company, 2711 Centerville Road, Suite 400 , in the City of Wilmington, County of New Castle, Delaware 19808.

Section 4.        Registered Agent.

         The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400in the City of Wilmington, County of New Castle, Delaware 19808.

Section 5.        Members.

         (a) The mailing address of the Member is set forth on Schedule B attached hereto. The Member was admitted to the Company as a member of the Company upon its execution of a counterpart signature page to this Agreement.

         (b) Subject to Section 9(j), the Member may act by written consent.

         (c) Upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than (i) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 21 and 23, or (ii) the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 22 and 23) (a "Member Cessation Event"), Springing Member 1 shall, without any action of any Person and simultaneously with the Member Cessation Event, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. If, however, at the time of a Member Cessation Event, Springing Member 1 has died or is otherwise no longer able to step into the role of Special Member, then in such event, Springing Member 2 shall, concurrently with the Member Cessation Event, and without any action of any Person and simultaneously with the Member Cessation Event, automatically be admitted to the Company as Special Member and shall continue the Company without dissolution. It is the intent of these provisions that the Company never have more than one Special Member at any particular point in time. No Special Member may resign from the Company or transfer its rights as Special Member unless a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement. The Special Member shall automatically cease to be a member of the Company upon the admission to the Company of a substitute Member. The Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to
Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, a Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of the Special Member, each of Springing Member 1 and Springing Member 2shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each person acting as a Springing Member 1 or Springing Member 2 shall not be a member of the Company.

         (d) The Company shall at all times have a Springing Member 1 and a Springing Member 2. No resignation or removal of a Springing Member, and no appointment of a successor Springing Member, shall be effective unless and until such successor shall have executed a counterpart to this Agreement and, with respect to Springing Member 1 only, accepted its appointment as Independent Director pursuant to Section 10. In the event of a vacancy in the position of Springing Member 1 or Springing Member 2, the Member shall, as soon as practicable, appoint a successor Springing Member to fill such vacancy. By signing this Agreement, a Springing Member agrees that, should such Springing Member become a Special Member, such Springing Member will be subject to and bound by the provisions of this Agreement applicable to a Special Member.

Section 6.        Certificates.

         Emanuel Tsourounis, II, is hereby designated as an "authorized person" within the meaning of the Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased, and the Member thereupon became the designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Act. The Member or an Officer shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in Massachusetts and in any other jurisdiction in which the Company may wish to conduct business.

         The existence of the Company as a separate legal entity shall continue until cancellation of the Certificate of Formation as provided in the Act.

Section 7.        Purposes.

         (a) Notwithstanding anything to the contrary in this Agreement or in any other document governing the formation, management or operation of the Company, the sole purpose to be conducted or promoted by the Company is to engage in the following activities:


                  (i) to acquire, own, hold, lease, operate, manage, maintain, develop and improve, the real property described in the Loan Documents (the "Property");

                  (ii) to enter into and perform its obligations under the Loan Documents;

                  (iii) to sell, transfer, service, convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with the Property to the extent permitted under the Loan Documents; and

                  (iv) to engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are related or incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes.

         (b) The Company, and the Member, or any Director or Officer on behalf of the Company, may enter into and perform their obligations under the Basic Documents and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any Member, Director, Officer or other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of the Member or any Director or Officer to enter into other agreements on behalf of the Company.

Section 8.        Powers.

         Subject to Section 9(j), the Company, and the Board of Directors and the Officers of the Company on behalf of the Company, (i) shall have and exercise all powers necessary, convenient or incidental to accomplish its purposes as set forth in Section 7 and (ii) shall have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

Section 9.        Management.

         (a) Board of Directors. Subject to Section 9(j), the business and affairs of the Company shall be managed by or under the direction of a Board of one or more Directors designated by the Member. Subject to Section 10, the Member may determine at any time in its sole and absolute discretion the number of Directors to constitute the Board. The authorized number of Directors may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Directors, and subject in all cases to Section
10. The initial number of Directors shall be three (3), one (1) of which shall be an Independent Director pursuant to Section 10. Each Director elected, designated or appointed by the Member shall hold office until a successor is elected and qualified or until such Director's earlier death, resignation, expulsion or removal. Each Director shall execute and deliver the Management Agreement. Directors need not be a Member. The initial Directors designated by the Member are listed on Schedule D hereto.

         (b) Powers. Subject to Section 9(j), the Board of Directors shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise. Subject to Section 7, the Board of Directors has the authority to bind the Company.

         (c) Meeting of the Board of Directors. The Board of Directors of the Company may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by the President on not less than one day's notice to each Director by telephone, facsimile, mail, telegram or any other means of communication, and special meetings shall be called by the President or Secretary in like manner and with like notice upon the written request of any one or more of the Directors.

         (d) Quorum: Acts of the Board. At all meetings of the Board, a majority of the Directors shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be; provided, however, that no such written consent of any Independent Director shall be required for the validity of such action by the Board unless, pursuant to the provisions of Section 9(j)(iii), such action would be invalid in the absence of the affirmative vote or consent of such Independent Director.

         (e) Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in Person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

         (f) Committees of Directors.

                  (i) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Company. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

                  (ii) In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

                  (iii) Any such committee, to the extent provided in the resolution of the Board, and subject to, in all cases, Sections 9(j) and 10, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

         (g) Compensation of Directors; Expenses. The Board shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Director. No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         (h) Removal of Directors. Unless otherwise restricted by law, any Director or the entire Board of Directors may be removed or expelled, with or without cause, at any time by the Member, and, subject to Section 10, any vacancy caused by any such removal or expulsion may be filled by action of the Member.

         (i) Directors as Agents. To the extent of their powers set forth in this Agreement and subject to Section 9(j), the Directors are agents of the Company for the purpose of the Company's business, and the actions of the Directors taken in accordance with such powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Directors, a Director may not bind the Company.

         (j) Limitations on the Company's Activities.

                  (i) This Section 9(j) is being adopted to comply with certain provisions necessary to qualify the Company as a "special purpose" entity.

                  (ii) Notwithstanding anything to the contrary in this Agreement or in any other document governing the formation, management or operation of the Company, for so long as any Obligation is outstanding, neither the Member nor the Company shall amend, alter, change any of Sections 1, 5(b), 5(c), 5(d), 6, 7, 8, 9, 10,
                           14, 16, 20(b), 20(f), 21, 22, 23, 24, 25, 26, 27, 29,
                           30, 31 or 32 or Schedule A of this Agreement (to the extent that the terms defined in Schedule A are used in any of the foregoing sections) (the "Special Purpose Provisions"), or any other provision of this or any other document governing the formation, management or operation of the Company in a manner that is inconsistent with any of the Special Purpose Provisions, unless the Lender consents in writing and the Rating Agency Condition is satisfied. Subject to this Section 9(j), the Member reserves the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with
                           Section 32. In the event of any conflict between any of the Special Purpose Provisions and any other provision of this or any other document governing the formation, management or operation of the Company, the Special Purpose Provisions shall control.

                  (iii) Notwithstanding any other provision of this Agreement or any other document governing the formation, management or operation of the Company, and notwithstanding any provision of law that otherwise so empowers the Company, the Member, the Board, any Officer or any other Person, in addition to any other limitations set forth in this Agreement, neither the Member nor the Board nor any Officer nor any other Person shall be authorized or empowered, nor shall they permit the Company to, and the Company shall not, without the prior unanimous written consent of the Member and the Board (including the Independent Director), take any Material Action, provided, however, that the Board may not vote on, or authorize the taking of, any Material Action, unless there is at least one Independent Director then serving in such capacity.

                  (iv) The Board and the Member shall cause the Company to do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises. Notwithstanding anything to the contrary in this Agreement or in any other document governing the formation, management or operation of the Company, the Board also shall cause the Company to and the Company shall:

                           (A) maintain its books, records and bank accounts separate from those of any other Person;

                           (B) at all times hold itself out to the public and all other Persons as a legal entity separate from the Member and from any other Person;

                           (C)      have its own Board of Directors;

                           (D) file its own tax returns separate from those of any other Person, except to the extent that the Company is treated as a "disregarded entity" for tax purposes and is not required to file tax returns under applicable law, and pay any taxes required to be paid under applicable law;

                           (E)      except as contemplated by the Loan
                                    Documents, not commingle its assets with assets of any other Person;

                           (F) conduct its business only in its own name and comply with all organizational formalities necessary to maintain its separate existence;

                           (G) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided, however, that in lieu thereof, the Company's assets may be included in a consolidated financial statement of its Affiliate provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Company from such Affiliate and to indicate that the Company's assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (ii) such assets shall also be listed on the Company's own separate balance sheet;

                           (H) pay its own liabilities and expenses only out of its own funds;

                           (I) except for capital contributions or capital distributions permitted under the terms and conditions of this Agreement and properly reflected on the books and records of the Company, not enter into any transaction with an Affiliate of the Company except on commercially reasonable terms similar to those available to unaffiliated parties in an arm's-length transaction;

                           (J) pay the salaries of its own employees, if any, only from its own funds;

                           (K) not hold out its credit or assets as being available to satisfy the obligations of any other Person;

                           (L) allocate fairly and reasonably any overhead expenses that are shared with an affiliate, including for shared office space and for services performed by an employee of an affiliate;

                           (M) use separate stationery, invoices and checks bearing its own name;

                           (N)      except as contemplated by the Loan
                                    Documents, not pledge its assets to secure the obligations of any other Person;

                           (O) correct any known misunderstanding regarding its separate identity and not identify itself as a department or division of any other Person;

                           (P) maintain adequate capital and a sufficient number of employees in light of its contemplated business purpose, transactions and liabilities; provided, however, that the foregoing shall not require the Member to make additional capital contributions to the Company;

                           (Q) cause its Board of Directors to meet at least annually or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware limited liability company formalities;

                           (R) not acquire any obligation or securities of the Member or of any Affiliate of the Company; and

                           (S) cause the Directors, Officers, agents and other representatives of the Company to act at all times with respect to the Company consistently and in furtherance of the foregoing and in the best interests of the Company.

                           Failure of the Company, or the Member or Board on behalf of the Company, to comply with any of the foregoing covenants or any other covenants contained in this Agreement shall not affect the status of the Company as a separate legal entity or the limited liability of the Member or the Directors.

                  (v) Notwithstanding anything to the contrary in this Agreement or in any other document governing the formation, management or operation of the Company, the Board shall not cause or permit the Company to and the Company shall not:

                           (A)      except as contemplated by the Loan
                                    Documents, guarantee any obligation of any Person, including any Affiliate or become obligated for the debts of any other Person or hold out its credit as being available to pay the obligations of any other Person;

                           (B) engage, directly or indirectly, in any business other than as required or permitted to be performed under Section 7, the Basic Documents or this Section 9(j);

                           (C) incur, create or assume any indebtedness or liabilities other than indebtedness and liabilities incurred in the ordinary course of its business that are related to the ownership and operation of the Property and are expressly permitted under the Loan Documents;

                           (D) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Company may invest in those investments permitted under the Loan Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of the Loan Documents and permit the same to remain outstanding in accordance with such provisions;

                           (E) to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, sale or other transfer of any of its assets outside the ordinary course of the Company's business other than such activities as are expressly permitted pursuant to any the Loan Documents;

                           (F) buy or hold evidence of indebtedness issued by any other Person (other than cash or investment-grade securities);

                           (G) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) or own any equity interest in any other entity; or

                           (H) own any asset or property other than the Property and incidental personal property necessary for the ownership or operation of the Property.

Section 10.       Independent Director.

         As long as any Obligation is outstanding, the Member shall cause the Company at all times to have at least one (1) Independent Director who will be appointed by the Member. To the fullest extent permitted by law, including
Section 18-1101(c) of the Act, the Independent Director shall consider only the interests of the Company and its creditors in acting or otherwise voting on the matters referred to in Section 9(j)(iii). No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, shall be effective until such successor (i) shall have accepted his or her appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Management Agreement, and (ii) shall have executed a counterpart to this Agreement as required by Section 5(d). In the event of a vacancy in the position of Independent Director, the Member shall, as soon as practicable, appoint a successor Independent Director. All right, power and authority of the Independent Director shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the second sentence of this
Section 10, in exercising their rights and performing their duties under this Agreement, an Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No Independent Director shall at any time serve as trustee in bankruptcy for any Affiliate of the Company.

Section 11.       Officers.

         (a) Officers. The initial Officers of the Company shall be designated by the Member. The additional or successor Officers of the Company shall be chosen by the Board and shall consist of at least a President, a Secretary and a Treasurer. The Board of Directors may also choose one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person. The Board may appoint such other Officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The salaries of all Officers and agents of the Company shall be fixed by or in the manner prescribed by the Board. The Officers of the Company shall hold office until their successors are chosen and qualified. Any Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board. Any vacancy occurring in any office of the Company shall be filled by the Board. The initial Officers of the Company designated by the Member are listed on Schedule E hereto.

         (b) President. The President shall be the chief executive officer of the Company, shall preside at all meetings of the Board, shall be responsible for the general and active management of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. The President or any other Officer authorized by the President or the Board shall execute all bonds, mortgages and other contracts, except: (i) where required or permitted by law or this Agreement to be otherwise signed and executed, including Section 7(b); (ii) where signing and execution thereof shall be expressly delegated by the Board to some other Officer or agent of the Company, and (iii) as otherwise permitted in Section 11(c).

         (c) Vice President. In the absence of the President or in the event of the President's inability to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents, if any, shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         (d) Secretary and Assistant Secretary. The Secretary shall be responsible for filing legal documents and maintaining records for the Company. The Secretary shall attend all meetings of the Board and record all the proceedings of the meetings of the Company and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or shall cause to be given, notice of all meetings of the Member, if any, and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision the Secretary shall serve. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board (or if there be no such determination, then in order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         (e) Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the Company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and to the Board, at its regular meetings or when the Board so requires, an account of all of the Treasurer's transactions and of the financial condition of the Company. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         (f) Officers as Agents. The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company's business and, subject to Section 9(j), the actions of the Officers taken in accordance with such powers shall bind the Company.

         (g) Duties of Board and Officers. Except to the extent otherwise provided herein, each Director and Officer shall have a fiduciary duty of loyalty and care similar to that of directors and officers of business corporations organized under the General Corporation Law of the State of Delaware.

Section 12.       Limited Liability.

         Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor the Special Member nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member or Director of the Company.

Section 13.       Capital Contributions.

         The Member has contributed to the Company the property listed on Schedule B attached hereto. In accordance with Section 5(c), the Special Member shall not be required to make any capital contributions to the Company.

Section 14.       Additional Contributions.

         The Member is not required to make any additional capital contribution to the Company. However, the Member may make additional capital contributions to the Company at any time upon the written consent of such Member. To the extent that the Member makes an additional capital contribution to the Company, the Member shall revise Schedule B of this Agreement. The Member and the Special Member shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

Section 15.       Allocation of Profits and Losses.

         The Company's profits and losses shall be allocated to the Member.

Section 16.       Distributions.

                  Distributions of capital shall be made to the Member at the times and in the aggregate amounts determined by the Board. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution of capital to the Member on account of its interest in the Company if such distribution would violate the Act or any other applicable law or any Basic Document or would constitute a default under the Loan Documents.


Section 17.       Books and Records.

         The Board shall keep or cause to be kept complete and accurate books of account and records with respect to the Company's business. The books of the Company shall at all times be maintained by the Board. The Member and its duly authorized representatives shall have the right to examine the Company books, records and documents during normal business hours. The Company, and the Board on behalf of the Company, shall not have the right to keep confidential from the Member any information that the Board would otherwise be permitted to keep confidential from the Member pursuant to Section 18-305(c) of the Act. The Company's books of account shall be kept using the method of accounting determined by the Member. The Company's independent auditor, if any, shall be an independent public accounting firm selected by the Member.

Section 18.       Reports.

         (a) Within 60 days after the end of each fiscal quarter, the Board shall cause to be prepared an unaudited report setting forth as of the end of such fiscal quarter:

                  (i) unless such quarter is the last fiscal quarter, a balance sheet of the Company; and

                  (ii) unless such quarter is the last fiscal quarter, an income statement of the Company for such fiscal quarter.

         (b) The Board shall use diligent efforts to cause to be prepared and mailed to the Member, within 90 days after the end of each fiscal year, an unaudited report setting forth as of the end of such fiscal year:

                  (i) a balance sheet of the Company;

                  (ii) an income statement of the Company for such fiscal year; and

                  (iii) a statement of the Member's capital account.

         (c) The Board shall, after the end of each fiscal year, use reasonable efforts to cause the Company's independent accountants, if any, to prepare and transmit to the Member as promptly as possible any such tax information as may be reasonably necessary to enable the Member to prepare its federal, state and local income tax returns relating to such fiscal year.

Section 19.       Other Business.

         The Member, the Special Member and any Affiliate of the Member or the Special Member may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others notwithstanding any provision to the contrary at law or at equity. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

Section 20.       Exculpation and Indemnification.

         (a) Neither the Member nor the Special Member nor any Officer, Director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member or the Special Member (collectively, the "Covered Persons") shall, to the fullest extent permitted by law, be liable to the Company or any other Person that is a party to or is otherwise bound by this Agreement, for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's gross negligence or willful misconduct.

         (b) To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person's gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 20 by the Company shall be provided out of and to the extent of Company assets only, and the Member and the Special Member shall not have personal liability on account thereof; and provided further, that so long as any Obligation is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under this Section 20 shall be payable from amounts allocable to any other Person pursuant to the Basic Documents.

         (c) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 20.

         (d) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

         (e) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person bound by this Agreement acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Covered Person. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Member, the Springing Members and the Special Member to replace such other duties and liabilities of such Covered Person.

         (f) Notwithstanding the foregoing provisions, any indemnification set forth herein shall be fully subordinate to the Loan and, to the fullest extent permitted by law, shall not constitute a claim against the Company in the event that the Company's cash flow is insufficient to pay its Obligations.

         (g) The foregoing provisions of this Section 20 shall survive any termination of this Agreement.

Section 21.       Assignments.

         (a) Subject to Section 23 and any transfer restrictions contained in the Loan Documents, the Member may assign its limited liability company interest in the Company. Subject to Section 23, if the Member transfers any of its limited liability company interest in the Company pursuant to this Section 21, the transferee shall be admitted to the Company as a member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. If the Member transfers all of its limited liability company interest in the Company, such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Any successor to a Member by merger or consolidation in compliance with the Basic Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution.

         (b) Except as permitted under the Loan documents, for so long as any Obligation remains outstanding, the Company shall always have one and only one member.

Section 22.       Resignation.

         So long as any Obligation is outstanding, the Member may not resign, except as permitted under the Basic Documents and if the Lender consents in writing and the Rating Agency Condition is satisfied and if an additional member is admitted to the Company pursuant to Section 23. If the Member is permitted to resign pursuant to this Section 22, an additional member of the Company shall be admitted to the Company, subject to Section 23, upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the resignation and, immediately following such admission, the resigning Member shall cease to be a member of the Company.

Section 23.       Admission of Additional Members and  Transfers of Indirect
                  Interests.

         (a) One or more additional members of the Company may be admitted to the Company with the written consent of the Member; provided, however, that, notwithstanding the foregoing, no additional Member may be admitted to the Company pursuant to Sections 21, 22 or 23, other than pursuant to Section 24(a) or Section 5(c), and no transfer of any direct or indirect interest in the Company may be made that results in a Change in Control of the Company, except as may be expressly provided otherwise in the Loan Documents, unless (1), an acceptable nonconsolidation opinion is delivered to the Lender and to each Rating Agency concerning, as applicable, the Company, the new transferee and/or their respective owners, (2) the Rating Agency Condition is satisfied and (3) the Lender consents in writing.

Section 24.       Dissolution.

         (a) The Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner required under Section 5(c) or this Section 24(a) or permitted by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of the Company (other than (i) upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Sections 21 and 23, or (ii) the resignation of the Member and the admission of an additional member of the Company pursuant to Sections 22 and 23), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of the last remaining member of the Company or the Member in the Company.

         (b) Notwithstanding any other provision of this Agreement, the Bankruptcy of the Member or a Special Member shall not cause the Member or Special Member or additional member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.

         (c) Notwithstanding any other provision of this Agreement, each of the Member and the Special Member waive any right it might have to agree in writing to dissolve the Company upon the Bankruptcy of the Member or Special Member or the occurrence of an event that causes the Member or Special Member to cease to be a member of the Company.

         (d) In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

         (e) The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

Section 25.       Waiver of Partition; Nature of Interest.

         To the fullest extent permitted by law, each of the Member, the Special Member, and the Springing Members hereby irrevocably waives any right or power that such Person might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. The Member shall not have any interest in any specific assets of the Company, and the Member shall not have the status of a creditor with respect to any distribution pursuant to
Section 16 hereof. The interest of the Member in the Company is personal property.

Section 26.       Tax Status.

         It is intended that the Company shall be a disregarded entity for federal, state, and local income tax purposes.

Section 27.       Benefits of Agreement; No Third-Party Rights.

           Except for the Lender, its successors or assigns as holders of the Loan with respect to the Special Purpose Provisions, (1) none of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member or a Special Member, and (2) nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person, except as provided in Section 30. The Lender, its successors or assigns are intended third-party beneficiaries of this Agreement and may enforce the Special Purpose Provisions.

Section 28.       Severability of Provisions.

         Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

Section 29.       Entire Agreement.

         This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

Section 30.       Binding Agreement.

         The Member agrees that this Agreement, including, without limitation, the Special Purpose Provisions, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Directors, in accordance with its terms. In addition, the Independent Directors shall be intended beneficiaries of this Agreement.

Section 31.       Governing Law.

         This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

Section 32.       Amendments.

         Subject to Section 9(j), this Agreement may be modified, altered, supplemented or amended pursuant to a written agreement executed and delivered by the Member. Notwithstanding anything to the contrary in this Agreement, so long as any Obligation is outstanding, this Agreement may not be modified, altered, supplemented or amended unless the Lender consents in writing and the Rating Agency Condition is satisfied except: (i) to cure any ambiguity or (ii) to convert or supplement any provision in a manner consistent with the intent of this Agreement and the other Basic Documents.

Section 33.       Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

Section 34.       Notices.

         Any notices required to be delivered hereunder shall be in writing and personally delivered, mailed or sent by telecopy, electronic mail or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at its address in
Section 2, (b) in the case of the Member, to the Member at its address as listed on Schedule B attached hereto and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.

Section 35.       Effectiveness.

         Pursuant to Section 18-201 (d) of the Act, this Agreement shall be effective as of October 22, 2004.

Section 36.       Interests and Certificates.

         (a)      Interests

         Each limited liability company interest in the Company shall constitute a "security" within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the States of Delaware and New York and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del C. ss. 8-101, et. seq.) (the "UCC"), such provision of Article 8 of the UCC shall be controlling.

         (b)      Certificates.

                  (i) Upon the issuance of limited liability company interests in the Company to any Person in accordance with the provisions of this Agreement, without any further act, vote or approval of any Member, Director, Officer or any Person, the Company shall issue one or more non-negotiable certificates in the name of such Person substantially in the form of Exhibit A hereto (a "Certificate"), which evidences the ownership of the limited liability company interests in the Company of such Person. Each such Certificate shall be denominated in terms of the percentage of the limited liability company interests in the Company evidenced by such Certificate and shall be signed by an Officer on behalf of the Company.

                  (ii) Without any further act, vote or approval of any Member, Director, Officer or any Person, the Company shall issue a new Certificate in place of any Certificate previously issued if the holder of the limited liability company interests in the Company represented by such Certificate, as reflected on the books and records of the Company:

                           (A) makes proof by affidavit, in form and substance satisfactory to the Company, that such previously issued Certificate has been lost, stolen or destroyed;

                           (B) requests the issuance of a new Certificate before the Company has notice that such previously issued Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

                           (C) if requested by the Company, delivers to the Company a bond, in form and substance satisfactory to the Company, with such surety or sureties as the Company may direct, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued Certificate; and

                           (D) satisfies any other reasonable requirements imposed by the Company.

                  (iii) Upon a Member's transfer in accordance with the provisions of this Agreement of any or all limited liability company interests in the Company represented by a Certificate, the transferee of such limited liability company interests in the Company shall deliver such Certificate to the Company for cancellation (executed by such transferee on the reverse side thereof), and the Company shall thereupon issue a new Certificate to such transferee for the percentage of limited liability company interests in the Company being transferred and, if applicable, cause to be issued to such Member a new Certificate for that percentage of limited liability company interests in the Company that were represented by the canceled Certificate and that are not being transferred.

         (c) Registration of Limited Liability Company Interests. The Company shall maintain books for the purpose of registering the transfer of limited liability company interests. Notwithstanding any provision of this Agreement to the contrary, a transfer of limited liability company interests requires delivery of an endorsed Certificate and shall be effective upon registration of such transfer in the books of the Company.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Limited Liability Company Agreement as of the 22nd day of October, 2004.



                                     MEMBER:


                                     CEDAR-FRANKLIN VILLAGE 2 LLC
                                     By:  CEDAR SHOPPING CENTERS
                                     PARTNERSHIP, L.P., its sole member
                                       By:  Cedar Shopping Centers, Inc., its
                                            general partner



                                     By:
                                          -----------------------------------
                                            Name:  Brenda J. Walker
                                            Title:  Vice President



                                     SPRINGING MEMBERS:



                                     --------------------------------
                                     Name:  Suzanne M. Hay
                                     Springing Member 1


                                     --------------------------------
                                     Name:  Jan Koeman
                                     Springing Member 2

                                   SCHEDULE A

                                   Definitions

A.       Definitions

         When used in this Agreement, the following terms not otherwise defined herein have the following meanings:

         "Act" has the meaning set forth in the preamble to this Agreement.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person or any Person who has a familial relationship, by blood, marriage or otherwise with the Company or any Affiliate of the Company.

         "Agreement" means this Limited Liability Company Agreement of the Company, together with the schedules attached hereto, as amended, restated or supplemented or otherwise modified from time to time.

         "Bankruptcy" means, with respect to any Person, if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (vii) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of "Bankruptcy" set forth in Sections 18-101(1) and 18-304 of the Act.

         "Basic Documents" means this Agreement, the Management Agreement, the Loan Documents, and all documents and certificates contemplated thereby or delivered in connection therewith.

         "Board" or "Board of Directors" means the Board of Directors of the Company.

         "Certificate of Formation" means the Certificate of Formation of the Company filed with the Secretary of State of the State of Delaware on July 16, 2004, as amended or amended and restated from time to time.

         "Change in Control of the Company" means (a) a transfer resulting in a Person that owned less than 49% of the direct or indirect equity interests in the Company upon the closing of the Loan owning 49% or more of such equity interests after the transfer, (b) a transfer or transfers after the closing of the Loan that aggregate of 49% or more of the direct or indirect equity interests in the Company or (c) a change in the equity owners that Control the Company.

         "Company" means Cedar-Franklin Village LLC, a Delaware limited liability company.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. "Controlling" and "Controlled" shall have correlative meanings. Without limiting the generality of the foregoing, a Person shall be deemed to Control any other Person in which it owns, directly or indirectly, a majority of the ownership interests.

         "Covered Persons" has the meaning set forth in Section 20(a).

         "Directors" means the Persons elected to the Board of Directors from time to time by the Member, including the Independent Directors, in their capacity as managers of the Company. A Director is hereby designated as a "manager" of the Company within the meaning of Section 18-101(10) of the Act.

         "Independent Director" means a natural person who is not at the time of initial appointment as a director or at any time while serving as a director or manager of the Company and has not been at any time during the five (5) years preceding such initial appointment:

         (a) a stockholder, director (with the exception of serving as an Independent Director of the Company), officer, trustee, employee, partner, member, attorney or counsel of Company, the Member or any Affiliate of either of them;

         (b) a creditor, customer, supplier, or other person who derives any of its purchases or revenues from its activities with the Member, the Company or any Affiliate of either of them;

         (c) a Person Controlling or under common Control with any Person excluded from serving as Independent Director under (a) or
                  (b); or

         (d) a member of the immediate family by blood or marriage of any Person excluded from serving as Independent Director under (a) or (b).

A natural person who satisfies the foregoing definition other than subparagraph
(b) shall not be disqualified from serving as an Independent Director of the Company if such individual is an Independent Director provided by a nationally-recognized company that provides professional independent directors

(a "Professional Independent Director") and other corporate services in the ordinary course of its business. A natural person who otherwise satisfies the foregoing definition other than subparagraph (a) by reason of being the independent director of a "special purpose entity" affiliated with the Company shall not be disqualified from serving as an Independent Director of the Company if such individual is either (i) a Professional Independent Director or (ii) the fees that such individual earns from serving as independent director of affiliates of the Company constitute in the aggregate less than five percent (5%) of such individual's annual income. Notwithstanding the immediately preceding sentence, an Independent Director may not simultaneously serve as Independent Director of the Company and independent director of a special purpose entity that owns a direct or indirect equity interest in the Company or a direct or indirect interest in any co-borrower with the Company.

For purposes of this paragraph, a "special purpose entity" is an entity, whose organizational documents contain restrictions on its activities and impose requirements intended to preserve such entity's separateness that are substantially similar to the Special Purpose Provisions of this Agreement.

         "Lender" means Eurohypo AG, New York Branch, together with its successors and assigns.

         "Loan" means that certain loan in the amount of $43,500,000 to be made by Lender to the Company in accordance with the terms, conditions and provisions of the Loan Documents.

         "Loan Agreement" means that certain Loan Agreement dated _____, 2004, by and between the Company and Lender.

         "Loan Documents" has the meaning set forth in the Loan Agreement.

         "Management Agreement" means the agreement of the Directors in substantially the form attached hereto as Schedule C. The Management Agreement shall be deemed incorporated into, and a part of, this Agreement.

         "Material Action" means to file any insolvency, or reorganization case or proceeding, to institute proceedings to have the Company be adjudicated bankrupt or insolvent, to institute proceedings under any applicable insolvency law, to seek any relief under any law relating to relief from debts or the protection of debtors, to consent to the filing or institution of bankruptcy or insolvency proceedings against the Company, to file a petition seeking, or consent to, reorganization or relief with respect to the Company under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official of or for the Company or a substantial part of its property, to make any assignment for the benefit of creditors of the Company, to admit in writing the Company's inability to pay its debts generally as they become due, or to take action in furtherance of any of the foregoing.

         "Member" means Cedar-Franklin Village 2 LLC, as the initial member of the Company, and includes any Person admitted as an additional member of the Company or a substitute member of the Company pursuant to the provisions of this

Agreement, each in its capacity as a member of the Company; provided, however, the term "Member" shall not include the Special Member or the Springing Members.


         "Obligations" shall mean the indebtedness, liabilities and obligations of the Company under or in connection with the Loan Documents.

         "Officer" means an officer of the Company described in Section 11.

         "Officer's Certificate" means a certificate signed by any Officer of the Company who is authorized to act for the Company in matters relating to the Company.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.

         "Property" shall have the meaning given thereto in Section 7(a) of this Agreement.

         "Rating Agency" has the meaning assigned to that term in the Loan Documents, or if no such defined term exists, means a nationally-recognized rating agency that is rating or that has rated the Loan or any pool of loans of which the Loan forms a part or any securities issued in connection with a securitization of the Loan or such pool of loans.

         "Rating Agency Condition" means with respect to any action taken at any time after the loan evidenced and secured by the Loan Documents has been sold or assigned to a securitization trust, that each Rating Agency shall have notified the Company in writing that such action will not result in a reduction, withdrawal, downgrade or qualification of the then current rating by such Rating Agency of the Loan or any pool of loans of which the Loan forms a part, or of any of securities issued by such securitization trust.

         "Special Member" means, upon such person's admission to the Company as a member of the Company pursuant to Section 5(c), a person acting as either Springing Member 1 or Springing Member 2, in such person's capacity as a member of the Company. A Special Member shall only have the rights and duties expressly set forth in this Agreement.

         "Special Purpose Entity" means an entity, whose organizational documents contain restrictions on its purpose and activities and impose requirements intended to preserve the its separateness that are substantially similar to the Special Purpose Provisions of this Agreement.

         "Springing Member" means a Person who is not a member of the Company but who has signed this Agreement in order that, upon the conditions described in Section 5(c), such Person can become the Special Member without any delay in order that at all times the Company shall have at least one member.

         B.       Rules of Construction

         Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation." The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision. The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All Section, paragraph, clause, Exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement.

                                   SCHEDULE B

                                     Member


-------------------------- -------------------------------- --------------------------- ----------------------------
         Name                      Mailing Address             Capital Contribution         Membership Interest
-------------------------- -------------------------------- --------------------------- ----------------------------

 Cedar-Franklin Village    c/o Cedar Shopping Centers
2 LLC                      Partnership, L.P                 []                                     100%
                           44 South Bayles Avenue, Suite
                           304, Port Washington, NY  11050
-------------------------- -------------------------------- --------------------------- ----------------------------


                                   SCHEDULE C

                              Management Agreement

                         ______________________ __, 2004

Cedar-Franklin Village LLC
c/o Cedar Shopping Centers Partnership, L.P.
44 South Bayles Avenue, Suite 304
Port Washington, NY 11050




                  Re:  Management Agreement - Cedar Franklin Village LLC

Ladies and Gentlemen:

         For good and valuable consideration, each of the undersigned Persons, who have been designated as directors of Cedar-Franklin Village LLC, a Delaware limited liability company (the "Company"), in accordance with the Limited Liability Company Agreement of the Company, dated as of July 16 , 2004, as it may be amended or restated from time to time (the "LLC Agreement"), hereby agree as follows:

         1. Each of the undersigned accepts such Person's rights and authority as a Director under the LLC Agreement and agrees to perform and discharge such Person's duties and obligations as a Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such Person's successor as a Director is designated or until such Person's resignation or removal as a Director in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that it has been designated as a "manager" of the Company within the meaning of the Delaware Limited Liability Company Act.

         2. So long as any Obligation is outstanding, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining an involuntary case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or to the fullest extent permitted by law, ordering the winding up or liquidation of the affairs of the Company.

         3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES

SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAWS.

         Initially capitalized terms used and not otherwise defined herein have the meanings set forth in the LLC Agreement.

         This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and year first above written.


                                                              ------------------
                                                              Leo S. Ullman

                                                              ------------------
                                                              Brenda J. Walker

                                                              ------------------
                                                              Suzanne M. Hay

                                                              ------------------

                                                              ------------------

                                   SCHEDULE D


   DIRECTORS
   ---------

1. Leo S. Ullman

2. Brenda J. Walker

3. Suzanne M. Hay

                                   SCHEDULE E


OFFICERS                                           TITLE

Leo S. Ullman                                      President

Brenda J. Walker                                   Vice President and Treasurer

Stuart H. Widowski                                 Secretary

Lise S. Oelbaum                                    Assistant Secretary

                                    Exhibit A

CERTIFICATE FOR LIMITED LIABILITY COMPANY INTERESTS IN CEDAR-FRANKLIN VILLAGE
LLC

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE HOLDER OF THIS CERTIFICATE, BY ITS ACCEPTANCE HEREOF, REPRESENTS THAT IT IS ACQUIRING THIS SECURITY FOR INVESTMENT AND NOT WITH A VIEW TO ANY SALE OR DISTRIBUTION HEREOF. ANY TRANSFER OF THIS CERTIFICATE OR ANY LIMITED LIABILITY COMPANY INTEREST REPRESENTED HEREBY IS SUBJECT TO THE TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT (AS DEFINED BELOW).


Certificate Number 001                                 100% Percentage Interest

         Cedar-Franklin Village LLC, a Delaware limited liability company (the "Company"), hereby certifies that Cedar-Franklin Village 2 LLC (together with any assignee of this Certificate, the "Holder") is the registered owner of 100 percent of the limited liability company interests in the Company. The rights, powers, preferences, restrictions and limitations of the limited liability company interests in the Company are set forth in, and this Certificate and the limited liability company interests in the Company represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Limited Liability Company Agreement of the Company dated as of July 16, 2004, as the same may be further amended or restated from time to time (the "Limited Liability Company Agreement"). By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the limited liability company interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all the terms and conditions of the Limited Liability Company Agreement. The Company will furnish a copy of the Limited Liability Company Agreement to the Holder without charge upon written request to the Company at its principal place of business. Transfer of any or all of the limited liability company interests in the Company evidenced by this Certificate is subject to certain restrictions in the Limited Liability Company Agreement and can be effected only after compliance with all of those restrictions and the presentation to the Company of the Certificate, accompanied by an assignment in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferor in such Transfer, and an application for transfer in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferee in such Transfer.

         Each limited liability company interest in the Company shall constitute a "security" within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the States of Delaware and New York and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 (and each limited liability company interest in the Company shall be treated as such a "security" for all purposes, including, without limitation perfection of the security interest therein under Article 8 of each applicable Uniform Commercial Code).

         This Certificate and the limited liability company interests evidenced hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed as of the date set forth below.

                                                     CEDAR FRANKLIN VILLAGE LLC



Dated: _____________________                         By:
                                                         ------------------
                                                         Name:  Brenda J. Walker
                                                         Title:  Vice President

                          (REVERSE SIDE OF CERTIFICATE)

                             ASSIGNMENT OF INTEREST

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________ (print or typewrite name of transferee), __________________ (insert Social Security or other taxpayer identification number of transferee), the following specified percentage of limited liability company interests in the Company: ______________ (identify the percentage interest being transferred) effective as of the date specified in the Application for Transfer of Interests below, and irrevocably constitutes and appoints __________________________ and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated:     _________________       Signature: __________________________________
                                                       (Transferor)

                                   Address:   __________________________________


                      APPLICATION FOR TRANSFER OF INTERESTS
           The undersigned applicant (the "Applicant") hereby (a) applies for a transfer of the percentage of limited liability company interests in the Company described above (the "Transfer") and applies to be admitted to the Company as a substitute member of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the Limited Liability Company Agreement, (c) represents that the Transfer complies with the terms and conditions of the Limited Liability Company Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the Limited Liability Company Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant's admission to the Company as a substitute member of the Company and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Limited Liability Company Agreement with respect to the limited liability company interests in the Company described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Limited Liability Company Agreement.

           The Applicant directs that the foregoing Transfer and the Applicant's admission to the Company as a Substitute Member shall be effective as of
______________________________.

Name of Transferee (Print)
______________________________
Dated:     ___________________       Signature: ________________________________
                                                     (Transferee)

                                     Address:   ________________________________

The Company has determined (a) that the Transfer described above is permitted by the Limited Liability Company Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member.

                           CEDAR-FRANKLIN VILLAGE LLC



                                 By:
                                          --------------------------------------
                                          Name:
                                          Title: